THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB ANNUITY PORTFOLIOS

SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

SCHWAB STRATEGIC TRUST

LAUDUS TRUST

(all series)

Supplement dated January 9, 2019, to all currently effective Statements of Additional Information (each an SAI and collectively, the SAIs) for each series of the aforementioned Trusts.

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

On December 31, 2018, Joseph H. Wender retired from the Board of Trustees. As such, all references to Joseph H. Wender are removed from each SAI.

Additionally, Jane P. Moncreiff joined the Board of Trustees as of January 1, 2019. As such, the following changes are made to each SAI.

I.	Revised Board of Trustees Table

The Board of Trustees table under the “Management of the Funds” section in each SAI is revised to remove all references to Joseph H. Wender and insert the following information for Jane P. Moncreiff.

Name, Year of Birth, And Position(s) with the Trust; (Term of Office and Length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer, CareGroup Healthcare System, Inc. (healthcare) (2009-2017).	101	None

II.	Revised Individual Trustee Qualifications

The “Individual Trustee Qualifications” section in each SAI is revised to remove all references to Joseph H. Wender and insert the following information for Jane P. Moncreiff.

The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as Chief Investment Officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards and her knowledge of and experience in the financial services industry.

III.	Revised Board of Trustees Committee Structures

The “Trustee Committees” section in each SAI is revised as follows:

a.	The members of the Governance Committee shall be John F. Cogan (Chair), Stephen Timothy Kochis, David L. Mahoney and Kimberly S. Patmore effective January 1, 2019.
b.	The members of the Investment Oversight Committee shall be Gerald B. Smith (Chair), Robert W. Burns, Stephen Timothy Kochis, David L. Mahoney and Jane P. Moncreiff effective January 1, 2019.

IV.	Revised Securities Beneficially Owned By Each Trustee

The Trustee Security Ownership table under the “Securities Beneficially Owned By Each Trustee” section in each SAI is revised to remove all references to Joseph H. Wender and insert the following information, as of January 1, 2019, for Jane P. Moncreiff.

Name of Trustee	Dollar Range of Trustee Ownership in the Fund	Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
Jane P. Moncreiff	None	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG105019-00 (1/19)

00223009

2